UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21943
Cadogan Opportunistic Alternatives Fund, LLC
(Exact name of registrant as specified in charter)
 149 Fifth Avenue, 15th Floor, New York, NY 10010
(Address of principal executive offices) (Zip code)
Michael Waldron
 149 Fifth Avenue, 15th Floor, New York, NY 10010
(Name and address of agent for service)
 212-585-1600
Registrant’s telephone number, including area code
Date of fiscal year end: March 31
Date of reporting period: March 31, 2008

Item 1.  Report to Stockholders.

Cadogan Opportunistic
Alternatives Fund, LLC

Annual Report
March 31, 2008

Cadogan Opportunistic Alternatives Fund, LLC
Shareholder Letter
March 31, 2008

Dear Investors,

The Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”) was launched on August 1, 2007 with the goal of preserving capital while delivering long-term equity returns with risk slightly higher than a medium term investment grade bond portfolio.

The concept behind the Fund was to create a focused portfolio of “high conviction” hedge funds that allows us to be opportunistic, focusing on smaller, more nimble managers while allowing for moderate directionality. (“High conviction” hedge funds are those managed by firms that we have dilligenced and believe have real potential.) The Fund is largely opportunistic and flexible in terms of sectors and manager styles.

We continue to source high conviction managers within Cadogan’s core strategy universe, which include Long/Short Equity, Event Driven, Distressed and Short Equity/Credit. The manager selection process is mostly ‘bottom-up’ with a target of approximately 30 managers in the portfolio.

In terms of performance, the Fund has returned −2.6% since inception, with the bulk of the negative performance being concentrated in the first quarter of 2008, in which the Fund was down 2.8%. Both the S&P 500 and Russell 2000 indices are down about 10% since August 2007, with almost all their decline also occurring in the first quarter of 2008.

January and March were difficult months for many hedge funds due to the volatility in the markets coupled with general deleveraging. The primary detractors have been long/short equity funds, split almost evenly between sector specialists and generalists. The funds that were hurt most were those with exposure to financials, commodities and energy. In addition, funds exposed to small/mid cap Canadian names and Korean stocks also suffered from poor performance.

The portion of the Fund invested in short-only mangers helped mitigate the losses by contributing 80 basis points to performance in the first quarter of 2008 and 50 basis points in 2007. Other funds that contributed positively were a market neutral long/short equity fund that benefitted by trading actively in the volatile markets and a fund which has a long energy/short financials bet.

As of May 1, 2008, the Fund is over 80% gross invested across 27 funds, with 20% in cash, which has helped cushion the volatility of returns. We have several potential managers in the lineup, which we plan to add in the coming months. Currently the portfolio consists of mostly Long/Short equity managers — with a slightly higher proportion in generalists versus sector specialists. The rest of the exposure is in event driven/distressed funds and the short equity basket. From a geographic perspective, we are continuing to increase our non-US exposure, which is currently about one-third of the fund (split among Canada, Asia and Europe).

We thank our investors for their continued loyalty, as we strive to provide rewarding risk adjusted long-term investment returns.

Sincerely,

Michael Waldron
President

Cadogan Opportunistic Alternatives Fund, LLC
Investment Strategy Allocation
(Expressed as a Percentage of Total Long-Term Market Value)

Cadogan Opportunistic Alternatives Fund, LLC
Schedule of Investments March 31, 2008

	Shares or	Value	Frequency
	Principal	(in US	of
INVESTMENTS IN U.S. LIMITED PARTNERSHIPS — 74.31%*	Amount	Dollars)	Redemptions

Dedicated Short Bias — Short Credit — 1.25%*
Standard Pacific Asymmetric Opportunities Fund, LP	700,000	$730,673	Quarterly

Dedicated Short Bias — Short Equity — 4.60%*
Arcas Fund II, LP — Covered Class	1,040,000	1,237,184	Quarterly
Dialectic Antithesis Partners, LP	1,340,000	1,459,349	Quarterly

		2,696,533

Event Driven — Distressed — 8.94%*
Contrarian Capital Fund I, LP	1,600,000	1,463,584	Annually
Mast Credit Opportunities, LP	2,100,000	2,295,374	Quarterly
Matlin Patterson Distressed Opportunities Fund, LP	1,600,000	1,480,224	Semi-Annually

		5,239,182

Long Short Equity — General — 36.46%*
Absolute Partners Fund, LLC	2,200,000	2,113,714	Monthly
Asian Era Fund — Sub Fund I	2,300,000	2,199,332	Monthly
Concentric European Fund (US), LLC	2,180,000	1,434,745	Quarterly
Enso Global Equities Levered Partnership, LP — Series A	500,000	529,451	Quarterly
Enso Global Equities Partnership, LP — Class A	960,000	1,004,710	Quarterly
Epic Canadian Long Short Fund, LP	2,400,000	2,037,712	Monthly
Harvey SMidCap Fund, LP — Class A	2,200,000	2,272,248	Quarterly
J-K Navigator Fund, LP	1,280,000	1,152,835	Quarterly
NE Asia Value Onshore Partners, LP	1,980,000	1,581,850	Quarterly
Oak Street Capital Fund, LP	2,300,000	2,231,604	Quarterly
Soundpost Capital, LP	2,300,000	2,374,048	Quarterly
Sprott Capital, LP	2,000,000	2,428,855	Monthly

		21,361,104

Long Short Equity — Sector — 23.06%*
Aria Select Consumer Fund, LP	1,960,000	2,012,873	Monthly
BP Capital Energy Equity Fund II, LP	2,180,000	1,948,159	Quarterly
Coeus Capital LP	2,200,000	2,186,281	Quarterly
Longbow Infrastructure LP — Class B	1,400,000	1,407,375	Quarterly
Shannon River Partners II, LP — Class A	2,300,000	2,249,306	Quarterly
Sio Partners, LP	2,100,000	2,348,019	Quarterly
Vardon Focus Fund, LP	1,373,429	1,357,504	Quarterly

		13,509,517

TOTAL INVESTMENTS IN U.S. LIMITED PARTNERSHIPS (Cost $44,493,429)		43,537,009

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Schedule of Investments March 31, 2008 — (continued)

	Shares or	Value	Frequency
	Principal	(in US	of
	Amount	Dollars)	Redemptions

SHORT TERM INVESTMENT — 23.40%*
Goldman Sachs Financial Square Fund — Treasury Obligation Fund	13,707,063	$13,707,063

TOTAL SHORT TERM INVESTMENTS (Cost $13,707,063)		13,707,063

TOTAL INVESTMENTS (Cost $58,200,492) — 97.71%*		57,244,072
Other Assets in Excess of Liabilities — 2.29%*		1,340,057

TOTAL NET ASSETS — 100.00%*		$58,584,129

*Percentages are stated as a percent of net assets.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Assets & Liabilities
March 31, 2008

(in US Dollars)

Assets
Investments, at value (cost $58,200,492)	$57,244,072
Advanced subscriptions to investments	6,400,000
Receivable for investments sold	44,128

Total Assets	63,688,200

Liabilities
Investment advisory and management fees payable	50,680
Advanced capital contributions	4,922,000
Administration fee payable	17,500
Accrued expenses and other liabilities	113,891

Total Liabilities	5,104,071

Net Assets	$58,584,129

Net Assets Consist of:
Paid in capital	$60,002,655
Accumulated net investment loss	(148,357)
Accumulated net realized loss on investments sold	(313,749)
Net unrealized appreciation on investments	(956,420)

Net Assets	$58,584,129

Net Asset Value, 602,328 shares outstanding	$97.26

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Operations
For the Period from August 1, 2007 (commencement of operations) to March 31, 2008

(in US Dollars)

Investment Income
Interest income	$308,467
Other income	2,486

Total Investment Income	310,953

Expenses
Investment advisory fees (Note 4)	276,836
Legal fees	80,000
Audit and tax return expense	80,000
Administration fees	46,667
Portfolio accounting and transfer agent fees	34,833
Directors’ fees and expenses	27,000
Registration fees	12,425
Custody fees	5,333
Miscellaneous expenses	7,865

Total Expenses	570,959

Net Investment Loss	(260,006)

Realized and Unrealized Loss on Investments in Portfolio Funds
Net realized loss on investments	(182,443)
Net change in unrealized depreciation on investments	(956,420)

Net Loss from Investments in Portfolio Funds	(1,138,863)

Net Decrease in Net Assets Resulting from Operations	$(1,398,869)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Changes in Net Assets
For the Period from August 1, 2007 (commencement of operations) to March 31, 2008

(in US Dollars)

Change in Net Assets Resulting from Operations
Net investment loss	$(260,006)
Net realized loss on investments	(182,443)
Net change in unrealized depreciation on investments	(956,420)

Net Decrease in Net Assets Resulting from Operations	(1,398,869)

Dividends Paid to Shareholders
Distributions from net realized gains	(75,004)

Change in Net Assets from Dividends Paid to Shareholders	(75,004)

Change in Net Assets Resulting from Capital Transactions
Contributions	60,058,002

Net Increase in Net Assets Resulting from Capital Transactions	60,058,002

Net Increase in Net Assets	$58,584,129

Net Assets, Beginning of Period	$0

Net Assets, End of Period (602,328 shares outstanding)	$58,584,129

Accumulated Net Investment Loss	$(148,357)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Cash Flows
For the Period from August 1, 2007 (commencement of operations) to March 31, 2008

(in US Dollars)

Cash Flows from Operating Activities
Investment income received	$310,953
Purchases of limited partnerships	(46,093,429)
Sales of limited partnerships	1,373,429
Purchases of short term investments, net	(13,707,063)
Advance subscriptions to investments	(6,400,000)
Operating expenses paid	(388,888)

Net Cash Used in Operating Activities	(64,904,998)

Cash Flows from Financing Activities
Proceeds from capital contributions	60,058,002
Proceeds from advance capital contributions	4,922,000
Distributions from net realized gains	(75,004)

Net Cash Provided by Financing Activities	64,904,998

Net Increase in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Investment Income to Net Cash Used for Operating Activities
Net decrease in net assets resulting from operations	$(1,398,869)
Net increase in advance subscriptions to investments	(6,400,000)
Net realized loss on investments	182,443
Net change in unrealized depreciation on investments	956,420
Net increase in investment advisory and management fees payable	50,680
Net increase in administration fee payable	17,500
Net increase in accrued expenses and other liabilities	113,891
Purchases of limited partnerships	(46,093,429)
Sales of limited partnerships	1,373,429
Purchases of short term investments, net	(13,707,063)

Net Cash Used in Operating Activities	(64,904,998)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Financial Highlights
For the Period from August 1, 2007 (commencement of operations) to March 31, 2008

(in US Dollars)

Per Share Operating Performance
Beginning net asset value	$100.00
Income from Investment Operations
Net investment loss(1)	(0.62)
Net loss from investments in Portfolio Funds	(1.94)

Total Loss from Investment Operations	(2.56)

Dividends Paid to Shareholders
Distributions from net realized gains	(0.18)

Total Distributions	(0.18)

Ending net asset value	$97.26

Total return(2)	(2.56)%
Supplemental Data and Ratios
Net assets, end of period	$58,584,129
Ratio of expenses to weighted average net assets(3)(4)	2.07%
Ratio of net investment loss to weighted average net assets(3)(4)	(0.94)%
Portfolio turnover rate(2)	5.47%

(1)	Calculated using average shares outstanding method.

(2)	Not annualized.

(3)	Annualized.

(4)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Notes to Financial Statements
March 31, 2008 (expressed in US Dollars)

1.	Organization

Cadogan Opportunistic Alternatives Fund, LLC (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”). The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

The Company is managed by Cadogan Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. Following are the significant accounting policies adopted by the Company:

A.	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investments in Portfolio Funds
In accordance with the terms of the Company’s Prospectus, the investments in the limited partnerships are valued at their fair value. The net asset value represents the amount the Company would have received at March 31, 2008, if it had liquidated its investments in the Portfolio Funds.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements.

Certain Portfolio Funds incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments, utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in market value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Funds’ balance sheet. In addition, the Portfolio Funds may sell securities not yet purchased whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold, not yet purchased may exceed the amount recognized on their balance sheets. However, due to the nature of the Company’s interest in the Portfolio Funds, such risks are limited to the Company’s invested amount in each investee.

Of the investments listed on the condensed schedule of investments, all were acquired during the year and twenty-three remained subject to lock-up periods, ranging from six months to one year at March 31, 2008. The amount of investments subject to lock-up amounted to $40,186,111.

C.	Investment Valuation
The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the

Board of Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Funds’ managers (which are unaudited as of March 31, 2008).

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund manager does not represent the fair value of the Company’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the Portfolio Fund Manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D.	Security Transactions and Investment Income
Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund. These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company. Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E.	Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F.	Repurchase Agreements
The Company may enter into repurchase agreements with banks, brokers and other financial institutions. Each repurchase agreement is recorded at amortized cost, which approximates value. It is the Company’s policy that its custodian will receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each repurchase agreement.

G.	Fair Value
The fair values of the Company’s assets and liabilities which qualify as financial instruments under the Statement of Financial Accounting Standards No. 107, “Disclosures About Fair Value of Financial Instruments,” approximate the carrying amounts presented in the statement of assets and liabilities.

H.	Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

The components of distributions paid during the period ended March 31, 2008 were as follows:

Ordinary Income Distributions	$—
Long-Term Capital Gains Distributions	75,004

Total Distributions Paid	$75,004

I.	Reclassification of Capital Accounts
Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2008, the following table shows the reclassifications made:

	Accumulated Net	Accumulated Net Realized
Paid in Capital	Investment Loss	Loss on Investments Sold

$(55,347)	$111,649	$(56,302)

J.	Expenses
The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All general and administrative expenses are recognized on an accrual basis of accounting.

K.	Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund has adopted FIN 48 and as of March 31, 2008, and did not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of partnerships. The following information is provided on a tax basis as of March 31, 2008:

Cost of investments	$58,619,490

Unrealized appreciation	$1,500,159
Unrealized depreciation	(2,875,577)

Net unrealized appreciation (depreciation)	$(1,375,418)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total distributable earnings	$—

Other accumulated gains (losses)	$(43,108)

Total accumulated gains (losses)	$(1,418,526)

At March 31, 2008, the Company deferred, on a tax-basis, post-October losses of $43,108.

L.	Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.	Recent Accounting Pronouncements
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning April 1,

2008. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.

3.	Investment Transactions

For the period from August 1, 2007 to March 31, 2008, the Company purchased (at cost) and sold interests in Portfolio Funds (proceeds) in the amount of $46,093,429 and $1,417,557 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Company has entered into an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this fee, the Adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total annual profits.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company’s total monthly net assets, 0.065% on the next $200,000,000 of the Company’s total monthly net assets and 0.055% on the balance of the Company’s total monthly net assets with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company’s total monthly net assets and 0.01% on the balance of the Company’s total monthly net assets with a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 1.5 basis points of the Company’s total monthly net assets with a minimum annual fee of $20,000.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 1.0 basis point on the Company’s portfolio assets with a minimum annual fee of $8,000.

5.	Directors and Officers

The Company’s Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board of Directors is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of Directors of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings. One of the Directors is an officer of the Adviser and the Company and receives no compensation from the Company for serving as a Director.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board of Directors appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date). Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash. The minimum initial investment required is $25,000.

The Company has issued 602,328 shares during the fiscal period which were outstanding as of March 31, 2008.

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

Cadogan Opportunistic Alternatives Fund, LLC
Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Cadogan Opportunistic Alternatives Fund, LLC

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cadogan Opportunistic Alternatives Fund, LLC (“the Fund”) as of March 31, 2008, and the related statements of operations and changes in net assets, and financial highlights for the period from August 1, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cadogan Opportunistic Alternatives Fund, LLC as of March 31, 2008, and the results of its operations, changes in its net assets, and financial highlights for the period from August 1, 2007 to March 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 23, 2008

Cadogan Opportunistic Alternatives Fund, LLC
Additional Information (Unaudited)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 585-1600; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors

The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 585-1600 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Cadogan Opportunistic Alternatives Fund, LLC
Directors and Officers
March 31, 2008 (Unaudited)

Number of
		Term of		Portfolios in
		Office and		Fund
		Length of	Principal Occupation(s)	Complex
		Time	During	Overseen	Other Directorships/
Name, Age and Address	Position(s) Held with Fund	Served(1)	Past Five Years	by Director	Trusteeships Held

Independent Directors

Steven Krull (Born 1957) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director	August 2006 to present	Professor of Finance at Hofstra University; Business Consultant.	1	Director, Citigroup Alternative Investments Multi-Advisor Hedge Fund Portfolios LLC.

Donald B. Romans (Born 1931) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director	August 2006 to present	President, Romans & Company (private investment, financial consulting).	1	Trustee, Burnham Investor Trust

Interested Directors

Matthew Jenal (Born 1956) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director and Treasurer	August 2006 to present	Chief Financial Officer, Cadogan Management, LLC.	1	None

Officers

Matthew Jenal (Born 1956) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director and Treasurer	August 2006 to present	Chief Financial Officer, Cadogan Management, LLC.	N/A	N/A

Michael Waldron (Born 1965) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	President	August 2006 to present	Director of Investments and Chief Risk Officer, Cadogan Management, LLC.	N/A	N/A

Harris Bogner (Born 1973) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Chief Compliance Officer	October 2007 to present	Chief Compliance Officer, Cadogan Management, LLC; Senior Compliance Officer, ABP Investments US, Inc.; Associate VP and Compliance Manager, Bessemer Trust.	N/A	N/A

(1)	Term of office of each Director is indefinite.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF DIRECTORS
Matthew Jenal*, Chairman of the Board
Steven Krull, Independent Director
Donald Romans, Independent Director

OFFICERS
Michael Waldron*, President
Matthew Jenal*, Treasurer
Harris Bogner*, Chief Compliance Officer

INVESTMENT ADVISER
Cadogan Management, LLC
149 Fifth Avenue
Fifteenth Floor
New York, NY 10010

LEGAL COUNSEL
Shearman & Sterling, LLP
599 Lexington Avenue
New York, NY 10022

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT
REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

*	Employed by Cadogan Management, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-212-585-1600.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2008

Audit Fees	$70,000
Audit-Related Fees	$0
Tax Fees	$10,000
All Other Fees	$0
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of directors has considered whether the provision of non-audit services that were

1

rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2008

Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Steven Krull and Mr. Donald Romans.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Cadogan Opportunistic Alternatives Fund, LLC
Proxy Voting Procedures
Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”), an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The Fund’s investment adviser (“Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund and are attached hereto.
Oversight. The Board of Directors of the Fund will consider the operations of the Procedures and the Adviser Procedures annually as part of the broader Rule 38a-1 annual chief compliance officer report.
Form N-PX. The Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending each June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a

2

shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.
Disclosure of Proxy Procedures. The Fund will ensure that a description of its (and Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.
Availability of Proxy Voting Procedures and Voting Record. The Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available upon request by calling a toll-free or collect telephone number.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)		Information is presented as of March 31, 2008: Cadogan Management, LLC (“Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Stuart N. Leaf – Chief Executive Officer, Cadogan Management, LLC Mr. Leaf has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1994.

Paul J. Isaac – Chief Investment Officer, Cadogan Management, LLC Mr. Isaac has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1999.

A. Michael Waldron, CFA – Director of Investments and Chief Risk Officer, Cadogan Management, LLC
Mr. Waldron has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1997 when he was hired on as a Vice President and has since moved into his current positions.

Joel Gantcher – Director, Cadogan Management, LLC Mr. Gantcher has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 2005.

	(2)	The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of March 31, 2008:

	Number of	Total Assets of	Number of Accounts Paying	Total Assets of Accounts Paying
Name of Manager	Accounts	Accounts	a Performance Fee	a Performance Fee

Stuart N. Leaf
Registered investment companies	2	$302,312,482	1	$58,584,129
Other pooled investment vehicles	28	$7,070,689,530	27	$7,034,211,955
Other accounts	—	$—	—	$—
Paul J. Isaac
Registered investment companies	2	$302,312,482	1	$58,584,129

3

	Number of	Total Assets of	Number of Accounts Paying	Total Assets of Accounts Paying
Name of Manager	Accounts	Accounts	a Performance Fee	a Performance Fee

Other pooled investment vehicles	28	$7,070,689,530	27	$7,034,211,955
Other accounts	—	$—	—	$—
A. Michael Waldron
Registered investment companies	2	$302,312,482	1	$58,584,129
Other pooled investment vehicles	28	$7,070,689,530	27	$7,034,211,955
Other accounts	—	$—	—	$—
Joel Gantcher
Registered investment companies	2	$302,312,482	1	$58,584,129
Other pooled investment vehicles	28	$7,070,689,530	27	$7,034,211,955
Other accounts	—	$—	—	$—
Potential Material Conflicts of Interests: The Adviser and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Company has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Company have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	None of Messrs. Leaf, Isaac, Waldron, or Gantcher receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Leaf, Isaac, and Waldron are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Leaf, Isaac, and Waldron own an equity interest in the Adviser, and each thus benefits from increases in the net income of the Adviser.

(4)	The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of March 31, 2008:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Stuart N. Leaf	$100,001-$500,000
Paul J. Isaac	None
A. Michael Waldron	$50,001-$100,000
Joel Gantcher	none

4

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1	0	0	0	0
10/1/07-10/31/07
Month #2	0	0	0	0
11/1/07-11/30/07
Month #3	0	0	0	0
12/1/07-12/31/07
Month #4	0	0	0	0
01/01/08-01/31/08
Month #5	0	0	0	0
02/01/08-02/29/08
Month #6	0	0	0	0
03/01/08-03/31/08
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5

Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

6

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cadogan Opportunistic Alternatives Fund, LLC
By (Signature and Title)	/s/ Michael Waldron
Michael Waldron, President

     Date June 4, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Waldron
Michael Waldron, President

     Date June 4, 2008

By (Signature and Title)	/s/ Matthew Jenal
Matthew Jenal, Treasurer

     Date June 4, 2008

7